Supplement Dated June 16, 2000*
                     to the Prospectus dated June 29, 1999
               of IDS Life Series Fund, Inc. S-6191-99 N (06/99)

The following paragraph replaces the paragraph on Kurt Winters that appears in "The Funds" section of the prospectus under the heading "Management" for the Equity Income Portfolio:

         Keith Tufte joined AEFC in 1990. He became portfolio manager of this Fund in May 2000. He also serves as portfolio manager of some of the
         American Express Funds, including AXP Blue Chip Advantage Fund, Aggressive Growth Portfolio and co-manager of AXP Variable Portfolio - Blue Chip Advantage Fund. He has served as director of research-equities since 1998. Prior to that he was portfolio manager of Equity Income Portfolio.

The following paragraph replaces the paragraph on Scott Schroepfer that appears in "The Funds" section of the prospectus under the heading "Management" for the Managed Portfolio:

         Jeanette Parr joined AEFC in 1992 as a fixed income analyst and serves as portfolio manager. She began managing the fixed income portfolio of Managed Portfolio in May 2000. She has been a member of the Advisory Fixed Income Portfolio Management team since 1998. Prior to that she served as associate portfolio manager on the corporate account for investment grade bonds.


S-6191-11 A (6/00)
*Valid until June 29, 2000.